                                                                    Exhibit 24.1

                               POWERS OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") proposes to file a registration statement on Form S-1 and amendments thereto pursuant to the Securities Act of 1933, as amended, in connection with a public offering (the "Public Offering") of the Company's Class A Common Stock; and

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of Carl W. Rausch, Daniel R. Davis and Jane Kober their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement, including prospectuses, and any appropriate amendments thereto, to be accompanied by any necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statement on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement by appropriate amendment or amendments and to file the same as aforesaid, hereby giving and granting to said attorneys full power and authority to do so and perform all and every act and hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     DONE this the 19th day of April, 1999.


                         /s/ Carl W. Rausch
                         ----------------------
                         Carl W. Rausch

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") proposes to file a registration statement on Form S-1 and amendments thereto pursuant to the Securities Act of 1933, as amended, in connection with a public offering (the "Public Offering") of the Company's Class A Common Stock; and

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of Carl W. Rausch, Daniel R. Davis and Jane Kober their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement, including prospectuses, and any appropriate amendments thereto, to be accompanied by any necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statement on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement by appropriate amendment or amendments and to file the same as aforesaid, hereby giving and granting to said attorneys full power and authority to do so and perform all and every act and hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     DONE this the 19th day of April, 1999.


                         /s/ David N. Judelson
                         ----------------------
                         David N. Judelson

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") proposes to file a registration statement on Form S-1 and amendments thereto pursuant to the Securities Act of 1933, as amended, in connection with a public offering (the "Public Offering") of the Company's Class A Common Stock; and

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of Carl W. Rausch, Daniel R. Davis and Jane Kober their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement, including prospectuses, and any appropriate amendments thereto, to be accompanied by any necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statement on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement by appropriate amendment or amendments and to file the same as aforesaid, hereby giving and granting to said attorneys full power and authority to do so and perform all and every act and hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     DONE this the 19th day of April, 1999.


                         /s/ Stephen A. Kaplan
                         ----------------------
                         Stephen A. Kaplan

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") proposes to file a registration statement on Form S-1 and amendments thereto pursuant to the Securities Act of 1933, as amended, in connection with a public offering (the "Public Offering") of the Company's Class A Common Stock; and

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of Carl W. Rausch, Daniel R. Davis and Jane Kober their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement, including prospectuses, and any appropriate amendments thereto, to be accompanied by any necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statement on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement by appropriate amendment or amendments and to file the same as aforesaid, hereby giving and granting to said attorneys full power and authority to do so and perform all and every act and hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     DONE this the 24th day of April, 1999.


                         /s/ C. Everett Koop
                         ----------------------
                         C. Everett Koop, M.D.

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") proposes to file a registration statement on Form S-1 and amendments thereto pursuant to the Securities Act of 1933, as amended, in connection with a public offering (the "Public Offering") of the Company's Class A Common Stock; and

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of Carl W. Rausch, Daniel R. Davis and Jane Kober their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement, including prospectuses, and any appropriate amendments thereto, to be accompanied by any necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statement on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement by appropriate amendment or amendments and to file the same as aforesaid, hereby giving and granting to said attorneys full power and authority to do so and perform all and every act and hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     DONE this the 22nd day of April, 1999.

                         /s/ Charles A. Sanders
                         ----------------------
                         Charles A. Sanders, M.D.

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") proposes to file a registration statement on Form S-1 and amendments thereto pursuant to the Securities Act of 1933, as amended, in connection with a public offering (the "Public Offering") of the Company's Class A Common Stock; and

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of Carl W. Rausch, Daniel R. Davis and Jane Kober their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement, including prospectuses, and any appropriate amendments thereto, to be accompanied by any necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statement on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement by appropriate amendment or amendments and to file the same as aforesaid, hereby giving and granting to said attorneys full power and authority to do so and perform all and every act and hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     DONE this the 19th day of April, 1999.


                         /s/ Daniel R. Davis
                         ----------------------
                         Daniel R. Davis

                               POWER OF ATTORNEY

     WHEREAS, Biopure Corporation (the "Company") proposes to file a registration statement on Form S-1 and amendments thereto pursuant to the Securities Act of 1933, as amended, in connection with a public offering (the "Public Offering") of the Company's Class A Common Stock; and

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of Carl W. Rausch, Daniel R. Davis and Jane Kober their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement, including prospectuses, and any appropriate amendments thereto, to be accompanied by any necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statement on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement by appropriate amendment or amendments and to file the same as aforesaid, hereby giving and granting to said attorneys full power and authority to do so and perform all and every act and hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

     DONE this the 17th day of May, 1999.


                         /s/ Brian A. Lajoie
                         ----------------------
                         Brian A. Lajoie